SCHEDULE 14C INFORMATION statement
                Information Statement Pursuant to Section 14(c)
            of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:
[X]  Preliminary Information Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

[ ]  Definitive Information Statement


                             First Deltavision, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined.):
                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:
                  --------------------------------------------------------------

         5)       Total Fee Paid:
                                 -----------------------------------------------

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:
                     ----------------------------------------
                  2) Form, Schedule or Registration Statement No.:
                     -----------------------------------------
                  3) Filing Party:
                     ------------------------------------------
                  4) Dated Filed:
                     ------------------------------------------

                             FIRST DELTAVISION, INC.
                        695 Town Center Drive, Suite 260
                              Costa Mesa, CA 92626
                              --------------------

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

                              --------------------

March __, 2004

         A majority of the stockholders of First Deltavision, Inc., or First Deltavision, have taken action by written consent to amend First Deltavision's amended and restated articles of incorporation to change the name of the company to "Integrated Healthcare Holdings, Inc."

         Stockholders of record at the close of business on March 4, 2004 will be entitled to notice of this stockholder action by written consent. Since the actions have been approved by the holders of the required majority of the outstanding shares of our voting stock, no proxies were or are being solicited. We anticipate that the amendment will become effective on or after April __, 2004.


                                              /s/ Bruce Mogel
                                              ----------------------------------
                                              Bruce Mogel
                                              Chief Executive Officer




                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                             FIRST DELTAVISION, INC.
                              --------------------

                              INFORMATION STATEMENT

                              --------------------


              INFORMATION CONCERNING THE ACTION BY WRITTEN CONSENT



DATE AND PURPOSE OF WRITTEN CONSENT

Stockholders holding a majority of the voting power of the company have taken action by written consent for the purpose of amending First Deltavision's amended and restated articles of incorporation to change the name of the company to "Integrated Healthcare Holdings, Inc."

STOCKHOLDERS ENTITLED TO VOTE

Approval of the matters actions described herein requires the written consent of the holders of outstanding stock of each voting group entitled to vote on such matters. As of March 4, 2004, there were 17,920,000 shares of our common stock outstanding. Holders of our common stock are entitled to one vote per share. Stockholders of record at the close of business on March 4, 2004, will be entitled to receive this notice and information statement.

PROXIES

No proxies are being solicited.

CONSENTS REQUIRED

The actions taken require the consent of the holders of a majority of the shares of common stock. On March 4, 2004, holders of the voting rights with respect to 16,128,000 shares of our common stock delivered written consents to us adopting the proposals set forth herein.

INFORMATION STATEMENT COSTS

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

                        COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 4, 2004 by the following persons:

o each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

o        each of our directors and executive officers; and

o        all of our directors and executive officers as a group.

                                                       Number Of Shares
                Name And Address                      Beneficially Owned             Percentage Owned
                ----------------                      ------------------             ----------------
Bruce Mogel (1) .............................              5,376,000                     30.0%
Larry B. Anderson (1) .......................              5,376,000                     30.0%
James T. Ligon (1) ..........................              5,376,000                     30.0%

All directors and officers as a group........             16,128,000                     90.0%

(1)      The address is 695 Town Center Drive, Suite 260, Costa Mesa, California
         92626.

         Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from March 4, 2004, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from March 4, 2004.

     PROPOSAL TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
            CHANGE THE NAME TO INTEGRATED HEALTHCARE HOLDINGS, INC.

                            -------------------------


The board of directors has declared it advisable and in the best interests of the company and directed that there be submitted to the stockholders a proposed amendment to Article I of the amended and restated articles of incorporation to change its name from First Deltavision, Inc. to Integrated Healthcare Holdings, Inc. The company's Board of Directors feels that this name change is in the best interest of the company. In light of the company's recent acquisition of Mogel Management Group, Inc., a Nevada corporation, the name "First Deltavision, Inc." no longer accurately reflects the company's operations and interests.

                            -------------------------

                                            By Order of the Board of Directors


                                            /s/ Bruce Mogel
                                            ----------------------------------
                                            Bruce Mogel
                                            Chief Executive Officer

March __, 2004
Costa Mesa, California

                                   Appendix A
              Certificate of Amendment to Articles of Incorporation

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                             First Deltavision, INC.
                              A Nevada Corporation


Larry B. Anderson certifies the following:

1. He is the President and Secretary of First Deltavision, Inc., a Nevada corporation (the "Corporation").

2. Article FIRST of the Articles of Incorporation shall be amended to read in its entirety as follows:

         "FIRST:     The name of the corporation is Integrated Healthcare
         Holdings, Inc."

3. The amendment has been duly approved by the Corporation's Board of Directors by resolutions duly adopted by Unanimous Written Consent of the Board of Directors effective March 4, 2004.

5. The number of capital shares of the Corporation outstanding and entitled to vote on this amendment to the Articles of Incorporation is 17,920,000. This amendment has been duly approved by a majority vote of the Corporation's stockholders holding at least a majority of the issued and outstanding shares of each class of capital stock of the Corporation entitled to vote, by resolutions duly adopted by Majority Written Consent of the Stockholders effective March 4, 2004.

         The undersigned hereby declares and certifies that the matters set forth in the foregoing certificate are true and correct to his knowledge and that this Certificate was executed on March 4, 2004 at Costa Mesa, California.


                                                    /s/ Larry B. Anderson
                                                    ----------------------------
                                                    Larry B. Anderson,
                                                    President and Secretary